Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Supplement dated August 23, 2022, to the
GMO Trust Statement of Additional Information, dated June 30, 2022

In the section captioned “Investment Restrictions” beginning on page 63 of the GMO Trust Statement of Additional Information, dated June 30, 2022 (“SAI”), Fundamental Restriction (3) appearing on page 64 of the SAI is replaced with the following:

(3) With respect to each Fund (except for Alternative Allocation Fund, Asset Allocation Bond Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Climate Change Fund, Emerging Domestic Opportunities Fund, Emerging Country Debt Fund, Emerging Markets ex-China Fund, Global Developed Equity Allocation Fund, High Yield Fund, Implementation Fund, International Developed Equity Allocation Fund, Japan Value Creation Fund, Multi-Sector Fixed Income Fund, Opportunistic Income Fund, Quality Cyclicals Fund, Quality Fund, Resources Fund, SGM Major Markets Fund, Strategic Opportunities Allocation Fund, U.S. Small Cap Value Fund, and U.S. Treasury Fund), the Fund may not make short sales of securities or maintain a short position for the Fund’s account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

This restriction does not prohibit the payment of an amount to exercise the right to acquire the identical securities, provided that the Fund maintains segregated liquid assets in an amount sufficient to exercise such right.